SUMMARY PROSPECTUS
September 28, 2026
S&P 500 Buyback Aristocrats ETF

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated September 28, 2026, and Statement of Additional Information, dated September 28, 2026, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProShares.com/fund-documents; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective
ProShares S&P 500 Buyback Aristocrats ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the S&P 500 Buyback Aristocrats Index (the “Index”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.39%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
1 Year	3 Years	5 Years	10 Years
$40	$125	$219	$493
The Fund pays transaction and financing costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. From the date of the Fund’s inception through May 31, 2026, the Fund’s annual portfolio turnover rate was 2% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index.
The Index is designed to measure the performance of companies in the S&P 500 Index that have consistently reduced common shares outstanding for at least 10 consecutive years. The S&P 500 Index is designed to measure the performance of 500 of the largest companies listed and domiciled in the U.S. The Fund’s Index selects a minimum of 40 companies that have reduced their common shares outstanding for at least 10 consecutive years. These companies are equally weighted in the Index. If there are fewer than 40 eligible companies, the Index will iteratively reduce the consecutive years requirement until 40 companies are included in the Index. If there are not 40 companies that have reduced their common shares outstanding for at least 5 consecutive years, the Index will include fewer than 40 companies. The Index’s composition is reevaluated annually in April and the weightings are reset to equal weight each quarter in January, April, July and October. The Index is constructed and maintained by S&P Dow Jones Indices LLC. More information about the Index can be found using the Bloomberg ticker symbol “SPBUACUT.”
Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Index or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Equity Securities — Common stock issued by public companies.
ProShare Advisors uses a mathematical approach to investing in which it determines the type, quantity and mix of investment positions that it believes, in combination, the Fund should hold to produce returns consistent with its investment objective. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, provide exposure consistent with the investment objective, without regard to market conditions, trends or direction. The Fund will generally use a “replication strategy” to achieve its investment objective, meaning that it will invest in all of the components of the Index in approximately the same proportion as the Index. However, the Fund may also use a “representative sampling” strategy to invest in or gain exposure to only a representative sample of the components of the Index or to instruments not contained in the Index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the Index. For example, the Fund may utilize a representative sampling strategy when the Advisor believes a replication strategy might be detrimental or disadvantageous to shareholders, such as when buying each component of the Index is impracticable or inefficient, or when there are practical difficulties or additional costs involved in replicating an Index. The Fund also may use representative sampling if the Advisor believes one or more components of the Index becomes illiquid, unavailable or less liquid,

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or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●Buyback Companies Risk — Companies that engage in stock buybacks may face additional risks. A company may use money for buybacks instead of investing in its business or reducing debt, which can increase financial risk and limit flexibility during difficult market conditions. Buybacks may also signal that a company has fewer opportunities for future growth. In addition, companies may repurchase shares at unfavorable times or face increased regulatory scrutiny related to buyback activity. Buyback programs are also voluntary and may be reduced or discontinued at any time. These factors could negatively affect a company’s stock price and the performance of the Fund.
●Equity and Market Risk — Equity markets are volatile, and the value of equity securities and other instruments correlated with equity markets may fluctuate dramatically from day to day. Equity markets are subject to corporate, political, regulatory, market, social, geopolitical and economic developments, including changes in interest and currency rates, inflation (or expectations for inflation), deflation (or expectations for deflation), global demand for particular products or resources, market instability, debt crises, embargoes, tariffs, sanctions and other trade barriers, regulatory or governmental trade or market control programs, recessions, supply chain disruptions, labor disturbances, environmental or man-made disasters, war, terrorism, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), social unrest and other unforeseeable events.
●Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index. Fees, expenses, transaction costs, among other factors, will adversely impact the Fund’s ability to meet its investment objective. In addition, the Fund’s exposure may not be consistent with the Index. For example, the Fund may not have exposure to all of the securities in the Index, its weighting of securities may be different from that of the Index, and it may invest in instruments not included in the Index.
●Industry Concentration Risk — The Index may have a significant portion of its value in issuers in an industry or group of industries. The Fund will allocate its investments to approximately the same extent as the Index. As a result, the Fund may be subject to greater market fluctuations than a fund that is more broadly invested across industries. As of May 31, 2026, the Index had a significant portion of its value in issuers in the industrials, consumer discretionary and financials industry groups.
○Industrials Industry Risk — Companies in this industry may experience: adverse effects on stock prices by supply and demand both for their specific product or service and for industrials industry products in general; declining demand; and changing government regulation.
○Consumer Discretionary Industry Risk — Companies in this industry may experience: impact of changing economic conditions, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes.
○Financials Industry Risk — Companies in this industry may experience: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; adverse effects on profitability by loan losses; and severe competition.
●Index Performance Risk — The Index used by the Fund may underperform other asset classes and may underperform other similar indices. The Index is maintained by a third party provider unaffiliated with the Fund or ProShare Advisors. There can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error.
●Market Price Variance Risk — Investors buy and sell Fund shares in the secondary market at market prices. Market prices may be different from the NAV per share of the Fund (i.e., the secondary market price may trade at a price greater than NAV (a premium) or less than NAV (a discount)). The market price of the Fund’s shares will fluctuate in response to changes in the value of the Fund’s holdings, supply and demand for shares and other market factors.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
Performance history will be available for the Fund after it has been in operation for a full calendar year. After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis.

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Management
The Fund is advised by ProShare Advisors. Michael Neches, Senior Portfolio Manager, and Devin Sullivan, Portfolio Manager, have jointly and primarily managed the Fund since inception.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units. Shares of the Fund may only be purchased and sold by retail investors in secondary market transactions through broker-dealers or other financial intermediaries. Shares of the Fund are listed for trading on a national securities exchange and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). In addition to brokerage commissions, inves tors incur the costs of the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Fund shares based on trading volume and market liquidity. Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website (www.proshares.com).
Tax Information
Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.

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Investment Company Act file number 811-21114
ProShares Trust
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